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                                                                    EXHIBIT 10.3


                   SUPPLEMENT NO. 2 TO GRANTOR TRUST AGREEMENT


         THIS SUPPLEMENT NO. 2 TO GRANTOR TRUST AGREEMENT (this "Supplement") is made and entered into as of the 22nd day of January, 1998, by THOUSAND TRAILS, INC., a Delaware corporation (the "Company"), and a majority of the persons presently named as beneficiaries under the Grantor Trust Agreement, dated as of May 8, 1991, as supplemented (the "Trust Agreement"), between the Company and UNION BANK OF CALIFORNIA, N. A., as Trustee (the "Trustee").

                                    RECITALS

         A. The Company, as the successor to USTrails Inc., a Nevada corporation formerly known as NACO Finance Corporation, entered into the Trust Agreement to provide, among other things, for the funding of its indemnification obligations to its directors and officers under indemnification agreements, its constituent instruments, and applicable law.

         B. Pursuant to Section 12 of the Trust Agreement, the Company and a majority of the persons presently named as beneficiaries under the Trust Agreement desire to provide for the partial termination of the trust created by the Trust Agreement (the "Trust") and for the distribution to the Company of fifty percent (50%) of the assets in the Trust as of January 31, 1998.

         C. There is no litigation or other proceeding pending or threatened with respect to any Claim (as defined in the Trust Agreement) and no beneficiary under the Trust Agreement has given notice that any Claim is likely to be asserted in the future on the grounds of evidence known to or suspected by such beneficiary.

                                   AGREEMENTS

         NOW, THEREFORE, the Company and a majority of the persons presently named as beneficiaries under the Trust Agreement, intending to be legally bound, hereby agrees as follows:

         1. Pursuant to Section 12 of the Trust Agreement, the Company and the twelve (12) persons signing below, who represent more than a majority of the nineteen (19) persons presently named as beneficiaries under the Trust Agreement, hereby agree and consent to the partial termination of the Trust and to the distribution to the Company of an amount equal to fifty percent (50%) of the market value of the assets in the Trust as of January 31, 1998. For this purpose, the Trustee is authorized and directed to (a) determine the market value of the assets in the Trust as of January 31, 1998, and (b) liquidate and distribute to the Company an amount equal to fifty percent (50%) of the market value of the assets in the Trust as of January 31, 1998.



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         2. Except for the partial termination of the Trust and distribution of
Trust assets provided for herein, the terms of the Trust Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, this Supplement has been executed and delivered as of the date first above written.

                                    THOUSAND TRAILS, INC.



                                    By: /s/ William J. Shaw
                                        -------------------------------------
                                        William J. Shaw
                                        President and Chief Executive Officer



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                     AGREEMENT AND CONSENT OF BENEFICIARIES

        The undersigned, a beneficiary of the Trust Agreement referred to in the Supplement to Grantor Trust Agreement attached hereto (the "Supplement"), hereby acknowledges receipt of, and consents and agrees to, the terms of the Supplement.

Dated:  January 22, 1998                      /s/ Andrew M. Boas
        --------------------------            ----------------------------
                                              Andrew M. Boas

Dated:  January 22, 1998                      /s/ R. Gerald Gelinas
        --------------------------            ----------------------------
                                              R. Gerald Gelinas

Dated:  January 22, 1998                      /s/ Donald W. Hair
        --------------------------            ----------------------------
                                              Donald W. Hair

Dated:  January 22, 1998                      /s/ Kenneth E. Hendrycy
        --------------------------            ----------------------------
                                              Kenneth E. Hendrycy

Dated:  January 22, 1998                      /s/ Walter B. Jaccard
        --------------------------            ----------------------------
                                              Walter B. Jaccard

Dated:  January 22, 1998                      /s/ William P. Kovacs
        --------------------------            ----------------------------
                                              William P. Kovacs

Dated:  January 22, 1998                      /s/ Donald R. Leopold
        --------------------------            ----------------------------
                                              Donald R. Leopold

Dated:  January 22, 1998                      /s/ H. Sean Mathis
        --------------------------            ----------------------------
                                              H. Sean Mathis

Dated:  January 22, 1998                      /s/ David A. McCrum
        --------------------------            ----------------------------
                                              David A. McCrum

Dated:  January 22, 1998                      /s/ Douglas K. Nelson
        --------------------------            ----------------------------
                                              Douglas K. Nelson

Dated:  January 22, 1998                      /s/ William J. Shaw
        --------------------------            ----------------------------
                                              William J. Shaw

Dated:  January 22, 1998                      /s/ Harry J. White, Jr.
        --------------------------            ----------------------------
                                              Harry J. White, Jr.



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